SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Under {section} 240.14a-12

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                (Name of Registrant as Specified In Its Charter)
                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:



2)    Aggregate number of securities to which transaction applies:



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


4)    Proposed maximum aggregate value of transaction:



5)    Total fee paid:


[  ]  Fee paid previously with preliminary materials:



      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


      2)    Form, Schedule or Registration Statement No.:


      3)    Filing Party:


      4)    Date Filed:

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                     AZL{R} S&P 500 INDEX FUND
                 AZL{R} SMALL CAP STOCK INDEX FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

Dear Contract Owner:

      We are sending you the enclosed notice of special meeting of shareholders and proxy statement because you own a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a contract owner, you are an indirect participant in the Funds.

      We are asking you to provide us with voting instructions with respect to proposals to be considered at a special meeting of the shareholders of the Funds. At the meeting, shareholders will consider the following proposals:


      1. To approve BlackRock Investment Management, LLC as the subadviser for each of the Funds, effective October 26, 2009;


      2. To approve the Funds' "manager of managers" structure, which gives the Funds flexibility to hire and replace subadvisers in the future without a shareholder vote; and

      3. Such other business as may properly come before the meeting, or any adjournment of the meeting.


      Each proposal is independent; a proposal could be approved even if other proposals are not approved. The Board of Trustees of the Funds has determined that each of these proposals is in the best interests of the Funds and the Funds' shareholders. We ask you to indicate whether you approve or disapprove each proposal by completing and returning the enclosed voting instruction form. The Board unanimously recommends that you vote FOR each proposal.


      Whether or not you expect to attend the meeting, please carefully review the proxy statement and the enclosed voting instruction form. You may provide your voting instructions by phone, Internet, or mail. To avoid the additional expense of further solicitation, we ask for your cooperation in promptly providing your voting instructions. Sending in your voting instruction form will not prevent you from voting in person at the meeting.

      The special meeting of shareholders will be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

      If you have any questions, please feel free to contact the Allianz Service Center at (800) 624-0197. Thank you for your prompt attention and participation.

                                           Sincerely,

                                           /s/ Jeffrey Kletti

                                           Jeffrey Kletti
                                           Chairman and President
                                           Allianz Variable Insurance Products
                                           Trust
February 22, 2010

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            AZL{R} S&P 500 INDEX FUND
                        AZL{R} SMALL CAP STOCK INDEX FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 23, 2010

      A special meeting of the shareholders of the Funds listed above will be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. Each Fund is a series of the Allianz Variable Insurance Products Trust. At the meeting, shareholders of each Fund will consider the following proposals:


      1. To approve BlackRock Investment Management, LLC as the subadviser for each of the Funds, effective October 26, 2009;


      2. To approve the Funds' "manager of managers" structure, which gives the Funds flexibility to hire and replace subadvisers in the future without a shareholder vote; and

      3. Such other business as may properly come before the meeting, or any adjournment of the meeting.


      Each proposal is independent; a proposal could be approved even if other proposals are not approved.


      The Funds issue and sell their shares to certain separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which serve as a funding vehicle for benefits under certain variable annuity and variable life insurance contracts issued by Allianz (the "Contracts").

      As the owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Funds and entitled to vote all of the shares of the Funds. However, Allianz will vote outstanding shares of the Funds in accordance with instructions given by the owners of the Contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of the Contracts who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds on the record date, so that they may instruct Allianz how to vote the shares of the Funds underlying their Contracts.

      Shareholders of record at the close of business on February 5, 2010, are entitled to vote at the meeting.

                                     By Order of the Board of Trustees

                                     /s/ Michael Radmer

                                     Michael J. Radmer
                                     Secretary


February 22, 2010

                        YOU CAN VOTE QUICKLY AND EASILY.

      PLEASE FOLLOW THE INSTRUCTIONS IN ENCLOSED VOTING INSTRUCTION FORM.

                                PROXY STATEMENT
                               FEBRUARY 22, 2010

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                     AZL{R} S&P 500 INDEX FUND
                 AZL{R} SMALL CAP STOCK INDEX FUND

                            5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416
                           Telephone: (800) 624-0197

      The Board of Trustees (the "Board") of the Allianz Variable Insurance Products Trust (the "Trust") is furnishing this proxy statement in connection with its solicitation of voting instructions to be used at a special meeting of the shareholders of the Funds listed above, to be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416 (the "Meeting"), and at any adjournment of the Meeting. At the Meeting, shareholders of record of each Fund at the close of business on February 5, 2010, will consider and are entitled to vote on the following Proposals:


1. To approve BlackRock Investment Management, LLC as the subadviser for each of the Funds, effective October 26, 2009;


2. To approve the Funds' "manager of managers" structure, which gives the Funds flexibility to hire and replace subadvisers in the future without a shareholder vote; and

3. Such other business as may properly come before the meeting, or any adjournment of the meeting.


Each proposal is independent; a proposal could be approved even if other proposals are not approved.


This proxy statement was first mailed to contract owners on or about February 22, 2010.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 23, 2010. THE NOTICE OF SPECIAL MEETING
 OF SHAREHOLDERS, PROXY STATEMENT AND VOTING INSTRUCTION FORM ARE AVAILABLE AT
                     HTTP://WWW.PROXY-DIRECT.COM/AZL21215.





SECTION A - BACKGROUND INFORMATION

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

      The Trust is a Delaware statutory trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999, and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 28 separate investment portfolios including the Funds, each of which is, in effect, a separate mutual fund.

      The Trust is authorized to issue two classes of shares, Class 1 and Class 2, for the S&P 500 Index Fund. Class 1 and Class 2 shares are substantially identical, except that Class 1 shares are not subject to a 12b-1 distribution fee. Class 2 shares of the S&P 500 Index Fund, as well as all shares of the Small Cap Stock Index Fund, are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets.

      The Trust, including the Funds, issues and sells its shares, directly or indirectly, only to certain separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which serve as a funding vehicle for benefits under certain variable annuity and variable life insurance contracts issued by Allianz (the "Contracts"). The Funds also may issue and sell their shares to the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"), which, like the Trust, issues and sells its shares only to the Allianz separate accounts as funding vehicles for the Contracts. The Trust does not offer its shares directly to the public.

      Each separate account, like the Trust, is registered with the SEC as an investment company, and a separate prospectus, which accompanies the prospectus for the Trust, describes the Contracts issued through the separate accounts.

ALLIANZ INVESTMENT MANAGEMENT LLC (THE "MANAGER")

      The Manager serves as the Trust's investment adviser pursuant to an investment management agreement originally approved by the Board on April 11, 2001 (the "Investment Management Agreement"). Pursuant to a subadvisory agreement dated May 1, 2007, between the Manager and The Dreyfus Corporation ("Dreyfus"), Dreyfus served as the Funds' subadviser until BlackRock Investment Management, LLC ("BlackRock") began serving as the Funds' subadviser on October 26, 2009.


      On May 1, 2007, the Funds' initial sole shareholder, Allianz Life Insurance Company of North America, approved the Investment Management Agreement and the subadvisory agreement between the Manager and Dreyfus with respect to the Funds. Because the initial sole shareholder approved the Investment Management Agreement and the Dreyfus subadvisory agreement, it has not been necessary for the Funds to seek shareholder approval of either agreement. The Funds now seek shareholder approval of the new subadvisory agreement with BlackRock to comply with representations made by Allianz in connection with the receipt of a Substitution Order from the SEC, as explained in detail under "Approval of the Subadvisory Agreement with BlackRock" below.


      The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is a wholly owned subsidiary of Allianz Life Insurance Company of North America; its principal business address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

      The Manager is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund of the Trust according to its investment objective and strategies. The Manager has engaged one or more subadvisers for each fund to act as the fund's subadviser to provide day-to-day portfolio management. As part of the Manager's duties to recommend and supervise the Funds' subadviser, the Manager is responsible for communicating performance expectations to the subadviser, evaluating the subadviser, and recommending to the Board whether the subadviser's contract with the Trust should be renewed, modified, or terminated. The Manager regularly provides written reports to the Board describing the results of its evaluation and monitoring functions.

      The S&P 500 Index Fund pays a fee of 0.17%, and the Small Cap Stock Index Fund pays a fee of 0.26%, of average daily net assets, computed daily and paid monthly, to the Manager for the services provided and the expenses assumed by the Manager pursuant to the Investment Management Agreement. The Manager may periodically elect to voluntarily waive or limit all or a portion of its fee with respect to a Fund in order to increase the net income of the Fund available for distribution as dividends. In this regard, the Manager has entered into a separate agreement (the "Expense Limitation Agreement") with the Funds pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of the Funds, as a percentage of average daily net assets, to 0.24% for Class 1 and 0.49% for Class 2 shares of the S&P 500 Index Fund, and to 0.58% for the Small Cap Stock Index Fund, through April 30, 2011.


ADMINISTRATOR AND PRINCIPAL UNDERWRITER


      Citi Fund Services Ohio, Inc. ("CFSO"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent, and fund accountant. Administrative services of CFSO include providing office space, equipment, and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, and dividend disbursing services.

      Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, has served as the Funds' distributor and principal underwriter since August 28, 2007. ALFS is affiliated with the Manager.


      ALFS receives 12b-1 fees directly from the Funds, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. For the fiscal year ended December 31, 2009, the S&P 500 Index Fund and the Small Cap Stock Index Fund paid ALFS $1,017,048 and $336,315, respectively, in 12b-1 fees.

      Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer ("CCO") and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to the portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. For the fiscal year ended December 31, 2009, the S&P 500 Index Fund and the Small Cap Stock Index Fund paid the Manager administrative and compliance service fees of $25,059 and $7,514, respectively.

APPROVAL OF THE SUBADVISORY AGREEMENT WITH BLACKROCK

      At an in-person meeting held on June 10, 2009, the Board considered a recommendation by the Manager, the investment adviser to the Funds, to approve an amended subadvisory agreement (the "BlackRock Agreement") between the Manager and BlackRock whereby BlackRock would replace Dreyfus as subadviser to the Fund. At the June 10 meeting, the Board voted unanimously to approve the BlackRock Agreement, which became effective as to the Funds October 26, 2009. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and the BlackRock Agreement.

      On September 17, 2002, the Trust and the Manager obtained an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") for a multi-manager structure that generally permits the Manager, subject to approval of the Board, to (i) hire, replace or terminate a subadviser, and (ii) revise a subadvisory agreement, each without the approval of shareholders (the "Manager of Managers Order"). The Manager's use of the "manager-of-managers" structure is discussed in detail in Proposal No. 2 below. In reliance upon the Manager of Managers Order, and with the approval of the Board, the Manager entered into the BlackRock Agreement without first seeking approval of the Funds' shareholders. This and other information relating to the BlackRock Agreement and BlackRock was disclosed in an information statement distributed to contract owners indirectly invested in each Fund on or about December 14, 2009.

      On or about August 28, 2008, the SEC issued an order (the "Substitution Order") permitting the substitution of shares of certain underlying mutual funds that had been available to holders of certain Contracts issued by Allianz for shares of the Funds (the "Substitution"). The Substitution was carried out on or about September 19, 2008. In exchange for receipt of the Substitution Order, Allianz represented that the Manager would not hire new subadvisers for the Funds, or otherwise rely on the Manager of Managers Order, without the approval of each Fund's shareholders.

      To comply with Allianz' representation, the Manager, before hiring BlackRock as subadviser for the Funds, should have obtained shareholder approval. Due to inadvertence, shareholder approval was neither sought nor obtained. The Meeting is being called to obtain shareholder approval.

SECTION B - PROPOSALS
                    PROPOSAL NO. 1 - APPROVAL OF SUBADVISER

      At the Meeting, shareholders will be asked to approve BlackRock Investment Management, LLC as the subadviser for each of the Funds, effective October 26, 2009. The approval of the subadviser with respect to each Fund requires the affirmative vote of a majority of the outstanding shares of the Fund on the Record Date as defined in the 1940 Act.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

INVESTMENT SUBADVISER - REPLACEMENT OF DREYFUS WITH BLACKROCK

      At the meeting held on June 10, 2009, the Board considered a recommendation by the Manager to approve an amended subadvisory agreement between the Manager and BlackRock whereby BlackRock would replace Dreyfus as subadviser to the Funds. Previously, the BlackRock Agreement was in effect only as to the AZL International Index Fund and the AZL Mid Cap Index Fund. At the June 10 meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and voted unanimously to approve the revision of the BlackRock Agreement adding the Funds, at an effective date to be selected by officers of the Trust.


      BlackRock Investment Management, LLC, a registered investment adviser organized in 1999, has its principal offices at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $3.346 trillion in investment company and other assets under management as of December 31, 2009. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Bank of America, N.A. owns approximately 34.2% of BlackRock, Inc.; PNC Financial Services Group, Inc. owns approximately 24.5%; Barclays Ltd. owns approximately 19.8%; and institutional investors, employees and the public own approximately 21.5%. The approximate breakdown for voting common stock is as follows: Bank of America owns 3.7%; PNC owns 35.2%; Barclays owns 4.8%; and institutional investors, employees and the public own 56.3%.

      The names and principal occupations of the directors and principal executive officers of BlackRock are set forth in the following table. The address of each such individual is 55 East 52[nd] Street, New York, NY 10055.

----------------------------------------------------------------------
|NAME              |PRINCIPAL OCCUPATION                             |
----------------------------------------------------------------------
|Robert S. Kapito  |President                                        |
----------------------------------------------------------------------
|Laurence D. Fink  |Chief Executive Officer                          |
----------------------------------------------------------------------
|Ann Marie Petach  |Chief Financial Officer and Managing Director    |
----------------------------------------------------------------------
|Amy Engel         |Treasurer and Managing Director                  |
----------------------------------------------------------------------
|Susan Wagner      |Vice Chairman and Chief Operating Officer        |
----------------------------------------------------------------------
|Charles Hallac    |Vice Chairman and Co-Chief Operating Officer     |
----------------------------------------------------------------------
|Bennett Golub     |Vice Chairman and Chief Risk Officer             |
----------------------------------------------------------------------
|Robert P. Connolly|General Counsel, Managing Director, and Secretary|
----------------------------------------------------------------------
|Scott Amero       |Vice Chairman                                    |
----------------------------------------------------------------------
|Paul Audet        |Vice Chairman                                    |
----------------------------------------------------------------------
|Robert Doll       |Vice Chairman                                    |
----------------------------------------------------------------------
|Robert Fairbairn  |Vice Chairman                                    |
----------------------------------------------------------------------
|Barbara Novick    |Vice Chairman                                    |
----------------------------------------------------------------------
|Richard Kushel    |Vice Chairman                                    |
----------------------------------------------------------------------

      The Funds are managed by Debra L. Jelilian who is a member of BlackRock's Quantitative Index Management Team. Ms. Jelilian is responsible for the day-to-day management of each Fund's portfolio and for the selection of each Fund's investments. Ms. Jelilian is a Managing Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006. Ms. Jelilian has 13 years' experience in investing and in managing index investments.

      No person who is an officer or trustee of the Trust is an officer, employee, or director of BlackRock.

      BlackRock does not currently serve as investment adviser to any fund, registered with the SEC under the 1940 Act, which has an investment objective substantially similar to the investment objective of the AZL Small Cap Stock Index Fund. BlackRock currently serves as investment adviser for the following fund, which is registered with the SEC under the 1940 Act and has an investment objective substantially similar to the investment objective of the AZL S&P 500 Index Fund:

FUND                        RATE OF MANAGEMENT        MANAGEMENT FEE WAIVER OR EXPENSE        NET ASSETS OF FUND AT SEPTEMBER 30,
                                   FEE                         REIMBURSEMENT                                  2009
BlackRock S&P 500 Index         0.01% (1)                         Yes (1)                                 $2.3 billion
Fund


(1)BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees for Master S&P 500 Index Series ("Series"), when combined with the administration fees of certain funds that invest in the Series, will not exceed specified amounts until May 1, 2010. As a result of this contractual arrangement, BlackRock receives a management fee of 0.005% of the Series' average daily net assets. Absent this contractual arrangement, BlackRock would receive management fees at the rate shown in the table above.


INFORMATION CONCERNING THE BLACKROCK AGREEMENT

      The BlackRock Agreement is substantially similar to the subadvisory agreement with Dreyfus, except for a change in the fees (described below) and a change in the effective date: the Dreyfus agreement was effective May 1, 2007, and the BlackRock Agreement became effective with respect to the Funds on October 26, 2009, the date on which BlackRock began managing the assets of the Funds.


      The BlackRock Agreement requires BlackRock to perform essentially the same services as those provided by Dreyfus under the prior subadvisory agreement. Accordingly, the Funds will continue to receive subadvisory services from BlackRock that are substantially similar to those received under the Dreyfus subadvisory agreement.

      The BlackRock Agreement provides that, subject to supervision by the Manager and the Board, BlackRock is granted full discretion for the management of the assets of each Fund, in accordance with each Fund's investment objectives, policies, and limitations, as stated in each Fund's prospectus and statement of additional information. BlackRock agrees to provide reports to the Manager and the Board regarding management of the assets of the Funds in a manner and frequency mutually agreed upon.


      The BlackRock Agreement states that BlackRock will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code, and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board.


      The BlackRock Agreement states that BlackRock agrees to seek best execution in executing portfolio transactions. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, BlackRock will consider all of the factors that it deems relevant, including the brokerage and research services provided to the Fund and/or other accounts over which BlackRock exercises investment discretion. BlackRock is authorized to pay a broker-dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction, but only if BlackRock determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

      Provided that BlackRock adheres to the investment objectives of each Fund and applicable law, the BlackRock Agreement permits BlackRock to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by BlackRock or with accounts of BlackRock's affiliates, if in BlackRock's reasonable judgment such aggregation is in the best interest of the Fund. In addition, BlackRock's services under the BlackRock Agreement are not exclusive, and BlackRock is permitted to provide the same or similar services to other clients.

      The BlackRock Agreement provides that BlackRock is not liable to the Manager, the Funds, the Trust, or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding, or sale of any security, except (1) for willful misfeasance, bad faith, or gross negligence on the part of BlackRock or its officers, directors, or employees, or reckless disregard by BlackRock of its duties under the BlackRock Agreement; and (2) to the extent otherwise provided in the Securities Act of 1933, the 1940 Act or the Advisers Act.

      The duration and termination provisions of the BlackRock Agreement are substantively the same as those of the subadvisory agreement with Dreyfus. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by (1) the Board or (2) by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      The BlackRock Agreement may be terminated at any time without the payment of any penalty by the Manager or by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days' written notice to BlackRock, or immediately if, in the Manager's reasonable judgment, BlackRock becomes unable to discharge its duties under the Agreement. BlackRock may terminate the BlackRock Agreement at any time without penalty upon 60 days' written notice to the Manager. The BlackRock Agreement automatically terminates in the event of its assignment to another party.

      The BlackRock Agreement provides that for the services provided and the expenses assumed by BlackRock, the Manager (out of its fees received from the Funds, in accordance with the terms of the Investment Management Agreement) will pay BlackRock a fee based on average daily net assets of 0.04% for the first $300 million, and 0.02% on assets over $300 million. Assets in the Funds are aggregated with assets in the AZL Mid Cap Index Fund for purposes of computing BlackRock's compensation. The subadvisory fee is accrued daily and paid to BlackRock monthly.

      The prior subadvisory agreement with Dreyfus provided for a fee based on the average daily net assets of each Fund separately of 0.05% on the first $150 million, 0.02% for the next $850 million, and 0.01% on assets above $1 billion.

ADVISORY AND SUBADVISORY FEES

S&P 500 Index Fund

      For the fiscal year ended December 31, 2009, the Manager earned $711,803 under the Investment Management Agreement, which amount includes $0 of prior expenses waived by the Manager under the Expense Limitation Agreement that were recouped during the same period.


      The following table compares the aggregate amount of fees actually received by Dreyfus during the last year, with the amount that BlackRock would have received had the BlackRock Agreement been in effect for the same period. This comparison covers the period from January 1 through October 23, 2009, when

Dreyfus was replaced by BlackRock. The lower subadvisory fee rate payable under the BlackRock Agreement will not reduce the fees and expenses expected to be paid by the Fund's shareholders.


---------------------------------------------------------
|Fees received by Dreyfus                       |$93,823|
---------------------------------------------------------
|Fees BlackRock would have received(same period)|$91,007|
---------------------------------------------------------
|BlackRock fees as a percentageof Dreyfus fees  |  97%  |
---------------------------------------------------------


      BlackRock received $35,164 for subadvisory services performed for the Fund from October 26 through December 31, 2009.

      The Bank of New York Mellon ("BNY Mellon"), an affiliate of Dreyfus, became the Fund's custodian effective November 26, 2008. For the fiscal year ended December 31, 2009, BNY Mellon received $30,346 for custodial services to the Fund.

Small Cap Stock Index Fund

      For the fiscal year ended December 31, 2009, the Manager earned $380,969 under the Investment Management Agreement, which amount includes $0 of prior expenses waived by the Manager under the Expense Limitation Agreement that were recouped during the same period.


      The following table compares the aggregate amount of fees actually received by Dreyfus during the last year, with the amount that BlackRock would have received had the BlackRock Agreement been in effect for the same period. This comparison covers the period from January 1 through October 23, 2009, when Dreyfus was replaced by BlackRock. The lower subadvisory fee rate payable under the BlackRock Agreement will not reduce the fees and expenses expected to be paid by the Fund's shareholders.

---------------------------------------------------------
|Fees received by Dreyfus                       |$54,282|
---------------------------------------------------------
|Fees BlackRock would have received(same period)|$35,794|
---------------------------------------------------------
|BlackRock fees as a percentageof Dreyfus fees  |  66%  |
---------------------------------------------------------


      BlackRock received $9,150 for subadvisory services performed for the Fund from October 26 through December 31, 2009.


      For the fiscal year ended December 31, 2009, BNY Mellon received $18,738 for custodial services to the Fund.

BOARD CONSIDERATION OF THE BLACKROCK AGREEMENT

      At an "in person" meeting held on June 10, 2009, the Board considered the recommendation of the Manager that BlackRock replace Dreyfus as the Funds' subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and approved the BlackRock Agreement, which became effective as to the Funds October 26, 2009.

      The Manager, as investment adviser of all of the funds of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser.


      During the spring of 2009, the Manager reviewed and evaluated Dreyfus's management of the Funds and found Dreyfus's performance to be satisfactory. However, the Manager also considered that the Trust had two subadvisers, Dreyfus and BlackRock, managing its four index-based funds. Dreyfus managed the Funds; BlackRock managed the AZL International Index Fund and the AZL Mid Cap Index Fund. The Manager concluded that the Trust as a whole could benefit, through continuity and greater distribution support, by utilizing a single subadviser for all four of the Trust's index-based funds.

      The Manager recommended that BlackRock replace Dreyfus as subadviser to the Funds, and that the Dreyfus subadvisory agreement be terminated with respect to the Funds, based on several factors, including: (i) the investment philosophy and experience of BlackRock's portfolio management team in managing index-based funds, including the AZL International Index Fund and the AZL Mid Cap Index Fund; (ii) the marketing, sales and distribution support expected to be provided by BlackRock and its affiliates; and (iii) the lower subadvisory fees charged by BlackRock.


      The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the BlackRock Agreement for the Funds in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Funds, the Manager, Dreyfus or BlackRock. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board's consideration of proposed investment advisory or subadvisory agreements.

      In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Dreyfus and determined that the BlackRock Agreement was reasonable and in the best interests of the Funds, and approved BlackRock as the Funds' new subadviser. The Board's decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

      A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment advisers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board's conclusions regarding each factor.

      (1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock, the Board considered the experience of BlackRock and that of its portfolio management team to be involved with the Funds. The Board also considered BlackRock's investment philosophy and process, particularly in the area of index-based funds. The Board determined that, based upon the Manager's report, the proposed change to BlackRock as the subadviser would likely benefit the Funds and their shareholders.

      In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Funds; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services that could be provided by Dreyfus, that the services contemplated by the BlackRock Agreement are substantially similar to those provided under the subadvisory agreement with Dreyfus; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; and that BlackRock was staffed with qualified personnel and had significant research capabilities.

      (2) The investment performance of the Subadviser. The Board did not receive information about the performance of BlackRock in managing index-based funds generally comparable to the Funds. The Manager's recommendation was not based on the investment management performance of Dreyfus or of BlackRock but was based on the expected benefits to the Trust of consolidating the management of the Trust's index-based funds with one subadviser and on BlackRock's experience and investment philosophy.

      (3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the then existing subadvisory agreement with Dreyfus. The Board noted that the fee schedule in the BlackRock Agreement requires that the Manager pay BlackRock an annual fee on average daily net assets of 0.04% for the first $300 million, and 0.02% on assets over $300 million, compared to the following fee payable to Dreyfus:
0.05% on the first $150 million, 0.02% for the next $850 million, and 0.01% on assets above $1 billion. The Board recognized that assets in the Funds and in the AZL Mid Cap Index Fund would be aggregated for purposes of computing BlackRock's compensation, whereas Dreyfus' compensation was based on each Fund separately.


      The Board noted that the fee schedule in the BlackRock Agreement was the result of arm's length negotiations between the Manager and BlackRock and that BlackRock's fees would be paid by the Manager from its profits, and not by the Funds. As of June 10, 2009, BlackRock had not begun to act as subadviser to the Funds, so no estimated profitability information for acting as subadviser to the Funds was received. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable.

      The Board also considered that, as a result of the lower subadvisory fees payable to BlackRock, the Manager would retain a greater portion of its management fees. The Manager reported that the total expense ratio (which includes management fees and operating expenses) for the S&P 500 Index Fund was in the 13th percentile in the category of large cap index funds and for the Small Cap Stock Index Fund was in the 10th percentile in the category of small cap index funds, as of December 31, 2008. Based upon its review, the Board concluded that the management fee paid to the Manager, and the profits earned by the Manager, with respect to the Funds were reasonable.


      (4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains breakpoints that reduce the fee rate on assets above $300 million, as described in (3) above. The Trustees also noted that assets in the Funds and in the AZL Mid Cap Index Fund would be aggregated for purposes of computing BlackRock's compensation. The Board considered the possibility that BlackRock may realize certain economies of scale as the Funds grow larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

      The Trustees noted that the Manager has agreed to temporarily "cap" Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee "caps" and/or additional advisory/subadvisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. At an in-person meeting held on October 28, 2009, as part of the Board's annual contract consideration process, the Board reapproved the BlackRock Agreement through December 31, 2010. The Board expects to consider whether or not to reapprove the BlackRock Agreement at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

      Having taken these factors into account, the Trustees concluded that the fee schedule in the BlackRock Agreement was acceptable.

BROKERAGE TRANSACTIONS AND AFFILIATED BROKERAGE COMMISSIONS

      During the fiscal year ended December 31, 2009, the S&P 500 Index Fund paid aggregate brokerage fees of $188,676 and the Small Cap Stock Index Fund paid aggregate brokerage fees of $47,834. The Funds paid no commissions to Affiliated Brokers. As defined in rules under the Securities Exchange Act of 1934, an "Affiliated Broker" is a broker that is affiliated with the Fund, the Manager, or the subadviser.

      If this Proposal is not approved by the shareholders of a Fund, the Board of Trustees will consider what further action should be taken, including resubmitting the Proposal to shareholders for approval in the future.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            OF THE FUNDS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 1.


    PROPOSAL NO. 2 - APPROVAL OF THE FUNDS' "MANAGER OF MANAGERS" STRUCTURE

      At the Meeting, shareholders will be asked to approve the Funds' "manager of managers" structure, which gives the Funds flexibility to hire and replace subadvisers in the future without a shareholder vote. The approval of the "manager of managers" structure with respect to each Fund requires the affirmative vote of a majority of the outstanding shares of the Fund on the Record Date as defined in the 1940 Act.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

THE "MANAGER OF MANAGERS" STRUCTURE

      The Trust operates pursuant to a "manager of managers" structure under which day-to-day portfolio management of the assets in each fund of the Trust is managed by one or more subadvisers selected by the Manager and approved by the Board. The Manager, as the investment adviser for all of the funds of the Trust, is responsible for supervising the performance of the funds' subadvisers and for making recommendations to the Board with respect to subadviser changes or revisions to subadvisory agreements. Each fund of the Trust pays a management fee to the Manager for the services it provides pursuant to the Investment Management Agreement. The Manager, out of its profits, pays the subadvisers for subadvisory services provided to the funds.

      Section 15(a) of the 1940 Act generally requires that a majority of a fund's outstanding voting securities approve the selection of a subadviser or any material changes to an existing subadvisory agreement. However, pursuant to the Manager of Managers Order, the Manager, subject to approval of the Board, generally may (i) hire, replace or terminate a subadviser, and (ii) revise a subadvisory agreement, each without imposing the costs and delays of obtaining shareholder approval.

      The Funds' initial sole shareholder, Allianz Life Insurance Company of North America, approved the Manager of Managers Order with respect to the Funds on May 1, 2007. However, as noted in section A, above, in connection with the Substitution Order, Allianz represented that the Manager would not hire new subadvisers for the Funds, or otherwise rely on the Manager of Managers Order, without the approval of each Fund's shareholders.

      The Manager and the Board believe that it is in the best interests of the Funds and the Funds' shareholders, including Contract owners indirectly invested in the Funds, to approve the Funds' "manager of managers" structure. The process of seeking shareholder approval of subadvisory agreements is administratively burdensome and costly, and may cause delays in executing changes that the Manager and the Board have determined are necessary, desirable and in the best interests of shareholders. These costs often are borne by the fund, and therefore indirectly by the fund's shareholders and Contract owners indirectly invested in the fund. If shareholders approve this Proposal, then the Manager and the Board would be able to act more quickly and with less expense to the Funds to retain new unaffiliated subadvisers.

      Under the Manager of Managers Order, the Manager is responsible, subject to the general supervision of the Board, to:

         1. set each fund's overall investment strategies;
         2. evaluate, select and recommend subadvisers to manage all or part of the assets within each fund;
         3. monitor and evaluate a subadviser's investment programs, including their analysis of economic and market trends and results, as well as the performance of the subadviser relative to applicable benchmark indices; and
         4. review a subadviser's compliance with the fund's investment objectives, policies and restrictions, as well as with laws and regulations applicable to the fund.

      The Manager will also recommend to the Board whether a subadvisory agreement should be renewed, modified or terminated. The Manager, and not the funds, bears the cost of the subadvisory fees payable to each subadviser.

      A fund's subadviser has discretion and is responsible, subject to the general supervision of the Manager and subject to the fund's investment objectives, policies and restrictions, for all investment decisions relating to the purchase, retention and sale of securities for the fund.

      The Board oversees the performance of the Manager pursuant to the Investment Management Agreement and evaluates and approves the selection of all subadvisers and any initial subadvisory agreements or modifications to existing subadvisory agreements. In reviewing initial subadvisory agreements or modifications to existing subadvisory agreements, the Board analyzes all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser and the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought.

      Application of the Manager of Managers Order to the Funds would permit the Manager, subject to the approval of the Board, to select unaffiliated subadvisers and enter into and materially amend subadvisory agreements with unaffiliated subadvisers on behalf of the Funds without shareholder approval. The Manager of Managers Order does not permit an increase in the investment advisory fees paid by the Funds to the Manager without shareholder approval and would not diminish the Manager's responsibilities to the Funds, including the Manager's overall responsibility for the portfolio management services provided by subadvisers.

      Under the Manager of Managers Order, shareholders would receive notice of, and information pertaining to, any new subadvisory agreement and the fees payable thereunder, or any material change to an existing subadvisory agreement. Shareholders would receive the same information about a new subadviser or a new or revised subadvisory agreement that they would receive in a proxy statement in the absence of the Manager of Managers Order. In each case, shareholders will receive such notice and information as required by the Manager of Managers Order or by SEC rule, as applicable.

      If this Proposal is not approved by the shareholders of a Fund, the Board of Trustees will consider what further action should be taken, including resubmitting the Proposal to shareholders for approval in the future. Until the Proposal is approved by the shareholders of a Fund, shareholder approval will continue to be required for the Manager to retain a new subadviser or to enter into any new subadvisory agreement or to materially amend any existing subadvisory agreement with respect to that Fund.

BOARD APPROVAL OF THE "MANAGER OF MANAGERS" STRUCTURE


      The Board initially approved the Trust's application to the SEC for the Manager of Managers Order prior to the submission of that application. At an in-person meeting held on February 19 and 20, 2010, the Board, including the Trustees of the Trust who are not "interested persons" as defined in the 1940 Act, considered and unanimously re-approved the application of the Manager of Managers Order to the Funds and determined to obtain shareholder approval of the same.

      In evaluating the Manager of Managers Order, the Board considered various factors, including:

         1. The Board's own experience since the date of the Manager of Managers Order with the Trust's "manager of managers" structure and with evaluating and approving the funds' subadvisers and subadvisory agreements;

         2. The "manager of managers" structure enables the Manager and the Board to act more quickly, and with less expense to a fund, in appointing new subadvisers when the Manager and the Board believe that such appointment would be in the best interests of a fund, its shareholders and Contract owners indirectly invested in the fund;


         3. The Manager will continue to (a) set the Funds' overall investment strategies; (b) monitor and evaluate the performance of each subadviser; and (c) implement procedures reasonably designed to ensure that the subadviser(s) comply with the Funds' investment objectives, policies and restrictions; and


         4. No subadviser could be appointed, removed or replaced without the Board's approval and involvement.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            OF THE FUNDS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 2.


                                 OTHER MATTERS

      The Board anticipates and knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on your voting instruction form intend to vote in accordance with their best judgment.


SECTION C - OTHER INFORMATION REGARDING THE TRUST

                            MANAGEMENT OF THE TRUST

      Overall responsibility for management of the Trust rests with its Board, the members of which are elected by the shareholders of the Trust. The Trustees elect officers of the Trust to supervise its day-to-day operations. Subject to the Declaration of Trust, the Board manages the business of the Trust, and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as the Board considers appropriate.

      The shareholders of the Trust are insurance company separate accounts. Separate account contract owners own units in the insurance company separate accounts through the Contracts, and the separate accounts in turn own shares of the Trust, among other mutual fund investment options. A Contract owner may communicate with the Board by phone at (800) 328-5601, ext. 35857, or by mail at 5701 Golden Hills Drive, A3-765, Minneapolis, Minnesota 55416.


                               OUTSTANDING SHARES

      The number of shares of the Funds outstanding at the close of business on February 5, 2010 (the "Record Date"), is listed in the table below.

      The officers and Trustees of the Trust cannot directly own shares of the Funds and they cannot beneficially own shares of the Funds unless they purchase Contracts issued by Allianz. At the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than one percent of the outstanding shares of each Fund.

      In addition to directly owning shares of the Funds, Allianz and its separate accounts own shares of the Funds indirectly through ownership of shares of the FOF Trust. Accordingly, Allianz, directly and indirectly through its separate accounts, was the only shareholder of the Funds at the Record Date.

      To the best knowledge of the Funds, no person other than Allianz, owned, of record or beneficially, 5% or more of the outstanding shares of the Funds at the Record Date. Information relating to Allianz' ownership in the Funds at the Record Date is provided below:

FUND      SHARES      ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA    ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK        FOF
        OUTSTANDING      (SHARES / PERCENT OF SHARES OUTSTANDING)          (SHARES / PERCENT OF SHARES OUTSTANDING    TRUST(SHARES
                                                                                                                      / PERCENT OF
                                                                                                                         SHARES
                                                                                                                       OUTSTANDING

          1,865,590                  1,787,405 / 95.8%                                  78,185 / 4.2%                     None
AZL S&P
500
Index
Fund
(Class
1)
AZL S&P  90,919,729                 46,259,719 / 50.9%                                1,690,171 / 1.9%                42,969,840 /
500                                                                                                                       47.3%
Index
Fund
(Class
2)
AZL      24,382,477                 17,212,362 / 70.6%                                 667,162 / 2.7%                  6,502,953 /
Small                                                                                                                     26.7%
Cap
Stock
Index
Fund



                          ANNUAL REPORTS OF THE TRUST

      Upon request, the Trust will send to you a copy of the most recent annual report and the most recent semi-annual report succeeding the annual report, if any. Please contact the Trust by phone at (800) 624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and one will be sent to you, without charge, by first class mail, within three business days.


                             SHAREHOLDER PROPOSALS

      The Trust is not required to hold annual shareholder meetings. Since the Trust does not hold regular shareholder meetings, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Trust a reasonable time before the Trust begins to print and send proxy materials to shareholders.


                       SHAREHOLDERS WITH THE SAME ADDRESS

      The Trust's practice is to "household," or consolidate, shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Trust by phone at (800) 624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and the Trust will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Trust in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

SECTION D - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

      A special meeting of shareholders of the Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement. At the Meeting, shareholders (the separate accounts) will vote their shares of the Funds.

      You have the right to instruct Allianz on how to vote the shares of the Funds held under your Contract. The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the Record Date (February 5, 2010). Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, you are permitted one vote. Fractional votes are counted for each fraction of a dollar of value. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the Proposals described above. Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any Proposal.

      For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

      The approval of each Proposal described above with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund on the Record Date as defined in the 1940 Act.

      You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-765, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at (800) 328-5601, ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" both Proposals.

      The Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of shareholders and this proxy statement to contract owners, except that the Manager has agreed to pay the costs of mailing the materials via first class mail to the extent that such costs exceed the costs of mailing the materials via third class mail. Representatives of the Manager, without cost to the Funds, also may solicit voting instructions from contract owners by means of mail, telephone, or personal calls.


                                  ADJOURNMENT

      In the event that voting instructions received by the time scheduled for the Meeting are not sufficient to approve a Proposal, representatives of Allianz may move for one or more adjournments of the Meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the Proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the Meeting. Representatives of Allianz will vote in favor of adjournment. The Funds will pay the costs of any additional solicitation and of any adjourned Meeting. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                     By Order of the Board of Trustees,

                                     /s/ Michael Radmer

                                     Michael J. Radmer
                                     Secretary


Dated: February 22, 2010

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT


                                        YOUR VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE ON THE PHONE OR THE
                                        INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-235-4258 OR GO
                                        TO WEBSITE: WWW.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR VOTING
                                        INSTRUCTION CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR VOTING INSTRUCTION
                                        CARD WHEN YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.


VOTING INSTRUCTION  ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST VOTING INSTRUCTION
                             AZL S&P 500 Index Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON March 23, 2010

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of Allianz Life and Allianz NY on such other matters as may properly come before the Special Meeting of Shareholders of Allianz Variable Insurance Products Trust to be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and at any adjournment of the meeting (the "Special Meeting"), the number of shares of the series named above represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of February 5, 2010. The following proposals are more fully described in the Notice of Special Meeting and Proxy Statement for the Special Meeting dated February 22, 2010 (receipt of which is hereby acknowledged).

UNLESS OTHERWISE DIRECTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRECTION OF ALLIANZ LIFE AND ALLIANZ NY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2.

                                      VOTE VIA THE INTERNET:WWW.PROXY-DIRECT.COM
                                      VOTE VIA THE TELEPHONE: 1-866-235-4258

                                      [              ] [                       ]

                                      NOTE: (Please sign exactly as name appears to the left, date and return. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.)

                                      _________________________________________
                                      Signature(s)

                                      _________________________________________
                                      Signature(s)

                                      __________________________________________
                                      Date                  AVLP_21215_022210VI

                                      [ ]Please check this box if you plan to
                                      attend the Meeting.


      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT



       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                                SHAREHOLDER MEETING
                            TO BE HELD ON MARCH 23, 2010.
     THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, PROXY STATEMENT AND VOTING
                                INSTRUCTION FORM
            ARE AVAILABLE AT:  WWW.PROXY-DIRECT.COM/azl21215.



                       AZL S&P 500 INDEX FUND (THE "FUND")
















                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1. TO APPROVE BLACKROCK INVESTMENT MANAGEMENT, LLC AS THE SUBADVISER FOR THE
   FUND

 FOR         AGAINST      ABSTAIN

[ ]          [ ]            [ ]


2. TO APPROVE THE FUND'S "MANAGER OF MANAGERS" STRUCTURE, WHICH GIVES THE FUND FLEXIBILITY TO HIRE AND REPLACE SUBADVISERS IN THE FUTURE WITHOUT A SHAREHOLDER VOTE


 FOR         AGAINST      ABSTAIN

[ ]          [ ]            [ ]



      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                              AVLP_21215_022210VI




                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT


                                        YOUR VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE ON THE PHONE OR THE
                                        INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-235-4258 OR GO
                                        TO WEBSITE: WWW.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR VOTING
                                        INSTRUCTION CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR VOTING INSTRUCTION
                                        CARD WHEN YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.


VOTING INSTRUCTION  ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST VOTING INSTRUCTION
                         AZL Small Cap Stock Index Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON March 23, 2010

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of Allianz Life and Allianz NY on such other matters as may properly come before the Special Meeting of Shareholders of Allianz Variable Insurance Products Trust to be held at 10:00 a.m. Central Time on March 23, 2010, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and at any adjournment of the meeting (the "Special Meeting"), the number of shares of the series named above represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of February 5, 2010. The following proposals are more fully described in the Notice of Special Meeting and Proxy Statement for the Special Meeting dated February 22, 2010 (receipt of which is hereby acknowledged).

UNLESS OTHERWISE DIRECTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRECTION OF ALLIANZ LIFE AND ALLIANZ NY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 2.

                                      VOTE VIA THE INTERNET:WWW.PROXY-DIRECT.COM
                                      VOTE VIA THE TELEPHONE: 1-866- 235-4258

                                      [              ] [                       ]

                                      NOTE: (Please sign exactly as name appears to the left, date and return. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.)

                                      _________________________________________
                                      Signature(s)

                                      _________________________________________
                                      Signature(s)

                                      __________________________________________
                                      Date                  AVLP_21215_022210VI

                                      [ ]Please check this box if you plan to
                                      attend the Meeting.


      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT


       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                                SHAREHOLDER MEETING
                            TO BE HELD ON MARCH 23, 2010.
     THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, PROXY STATEMENT AND VOTING
                                INSTRUCTION FORM
            ARE AVAILABLE AT:  WWW.PROXY-DIRECT.COM/azl21215.


                       AZL Small Cap Stock Index Fund (THE "FUND")
















                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1. TO APPROVE BLACKROCK INVESTMENT MANAGEMENT, LLC AS THE SUBADVISER FOR THE
   FUND

 FOR         AGAINST      ABSTAIN

[ ]          [ ]            [ ]


2. TO APPROVE THE FUND'S "MANAGER OF MANAGERS" STRUCTURE, WHICH GIVES THE FUND FLEXIBILITY TO HIRE AND REPLACE SUBADVISERS IN THE FUTURE WITHOUT A SHAREHOLDER VOTE


 FOR         AGAINST      ABSTAIN

[ ]          [ ]            [ ]



      PLEASE SIGN AND DATE AND RETURN YOUR VOTING INSTRUCTION FORM TODAY.

                              AVLP_21215_022210VI